SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                     CENTURY TELEPHONE ENTERPRISES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


          Board of Directors of Century Telephone Enterprises, Inc.
     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined.):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                        [CTEI LETTERHEAD]


Dear Shareholder:

     The enclosed proxy card solicited on behalf of the Board of Directors of Century Telephone Enterprises, Inc. (the "Company") indicates the number of votes that you will be entitled to cast at the Company's Annual Meeting of Shareholders to be held May 8, 1997 (the "Annual Meeting"), according to the stock records of the Company. At the Annual Meeting, the shareholders will consider and vote upon (i) the election of four Class III directors, (ii) a short-term incentive bonus program for the Chairman of the Board and the Chief Executive Officer and
(iii) an amendment to the Company's 1995 Incentive Compensation Plan, all of which are described further in the accompanying notice and proxy statement.

     The Company's Articles of Incorporation, the relevant provisions of which are printed on the reverse side of this letter, provide that each voting share of the Company that has been "beneficially owned" continuously since May 30, 1987 entitles the holder thereof to ten votes, subject to compliance with certain procedures; each other voting share entitles the holder thereof to one vote. In general, shares registered in the name of any natural person or estate that are represented by certificates dated prior to May 30, 1987 are presumed to have ten votes per share. All other shares are presumed to have only one vote per share.

     The Articles of Incorporation, however, set forth a list of circumstances in which the foregoing presumption may be refuted. Please review the provisions on the reverse side of this letter and, if you believe that the information set forth on your proxy card is incorrect or a presumption made with respect to your shares should not apply, send a letter to the Company at the above address briefly describing the reasons for your belief. Merely marking the proxy card will not be sufficient notification to the Company that you believe the voting information thereon is incorrect.

     The Company will consider all letters received prior to the date of the Annual Meeting and, when a return address is provided in the letter, will promptly advise each shareholder concerned of its decision with respect thereto, although in many cases the Company will not have time to inform a shareholder of its decision prior to the time the shares are voted. In limited circumstances, the Company may require additional information before a determination will be made. If you have any questions about the Company's voting procedures, please call the Company at (318) 388-9500.

                                  Very truly yours,

                                  /s/ Clarke M. Williams

                                  Clarke M. Williams
                                  Chairman of the Board

March 13, 1997

                          [CTEI LETTERHEAD]


Dear Shareholder:

     The enclosed proxy card solicited on behalf of the Board of Directors of Century Telephone Enterprises, Inc. (the "Company") indicates the number of shares that you will be entitled to have voted at the Company's Annual Meeting of Shareholders to be held May 8, 1997 (the "Annual Meeting"), according to the records of your broker, bank or other nominee. At the Annual Meeting, the shareholders will consider and vote upon (i) the election of four Class III directors, (ii) a short-term incentive bonus program for the Chairman of the Board and the Chief Executive Officer and (iii) an amendment to the Company's 1995 Incentive Compensation Plan, all of which are described further in the accompanying notice and proxy statement.

     The Company's Articles of Incorporation, the relevant provisions of which are printed on the reverse side of this letter, provide that each voting share of the Company that has been "beneficially owned" continuously since May 30, 1987 entitles the holder thereof to ten votes, subject to compliance with certain procedures; each other voting share entitles the holder thereof to one vote. All shares held through a broker, bank or other nominee, however, are presumed to have one vote per share. The Articles of Incorporation set forth a list of circumstances in which this presumption may be refuted by the person who has held all of the attributes of beneficial ownership referred to in Paragraph 2 of the voting provisions printed on the reverse side of this letter since May 30, 1987. Please review those provisions and, if you believe that some or all of your shares are entitled to ten votes, you may follow one of the two procedures outlined below.

     First, you may write a letter to the Company at the above address describing the reasons for your belief. The letter should contain your name (unless you prefer to remain anonymous), the name of the brokerage firm, bank or other nominee holding your shares, your account number with such nominee and the number of shares you have beneficially owned continuously since May 30, 1987. Alternatively, you may ask your broker, bank or other nominee to write a letter to the Company on your behalf stating your account number and indicating the number of shares that you have beneficially owned continuously since May 30, 1987. In either case, your letter should indicate how you wish to have your shares voted at the Annual Meeting so that, once a determination as to voting power is made, your votes may be counted.

     The Company will consider all letters received prior to the date of the Annual Meeting and, when a return address is provided in the letter, will promptly advise the party furnishing such letter of its decision with respect thereto, although in many cases the Company will not have time to inform an owner or nominee of its decision prior to the time the shares are voted. In limited circumstances, the Company may require additional information before a determination will be made. If you have any questions about the Company's voting procedures, please call the Company at (318) 388-9500.

                                  Very truly yours,

                                  /s/ Clarke M. Williams

                                  Clarke M. Williams
                                  Chairman of the Board

March 13, 1997

                        [CTEI LETTERHEAD]



Dear Participants  in the Company's Stock Bonus Plan and PAYSOP, Employee
  Stock Ownership Plan, Dollars & Sense Plan or Retirement Savings Plan for Bargaining Unit Employees:

     As a participant in one or more of the above-listed plans you are entitled to direct the exercise of voting power with respect to shares of the Company's Common Stock held in such plans in connection with the Company's 1997 Annual Meeting of Shareholders. At such meeting, the shareholders will consider and vote upon (i) the election of four Class III directors, (ii) a short-term incentive bonus program for the Chairman of the Board and the Chief Executive Officer and (iii) an amendment to the Company's 1995 Incentive Compensation Plan, all of which are described further in the accompanying notice and proxy statement.

     If you choose to direct the exercise of the plans' voting power, all of your instructions (subject to certain limited exceptions) will be deemed to be made by you in your capacity as a "named fiduciary" under the plans, which require you to direct your votes in a manner that you believe to be prudent and in the best interests of the participants of each respective plan. If you wish to direct the exercise of such voting power in such manner, please complete and return the enclosed voting instruction card or cards no later than the close of business on May 6, 1997 in accordance with the accompanying instructions.

     Most of you will receive the attached proxy materials of the Company from both (i) Regions Bank of Louisiana ("Regions Bank"), which is the trustee for the Company's Stock Bonus Plan and PAYSOP and Employee Stock Ownership Plan, and (ii) Barclays Global Investors, N.A. ("Barclays"), which is the trustee for the Company's Dollars & Sense and Retirement Savings Plans. To ensure that your voting instructions are counted, please carefully review the instructions separately provided by each such trustee. It is important that all voting instruction cards relating to the Stock Bonus, PAYSOP or Employee Stock Ownership Plans are returned ONLY to Regions Bank and that all voting instruction cards relating to the Dollars & Sense and Retirement Savings Plans are returned ONLY to Barclays.

     If after reading the accompanying instructions you have any questions regarding the enclosed voting instruction cards, please contact the trustee responsible for administering the plan or plans to which your questions relate.

                                  Very truly yours,

                                  /s/ Clarke M. Williams

                                  Clarke M. Williams
                                  Chairman of the Board


March 13, 1997

                CENTURY TELEPHONE ENTERPRISES, INC.
                      100 Century Park Drive
                     Monroe, Louisiana  71203

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF
     CENTURY TELEPHONE ENTERPRISES, INC.

     The Annual Meeting of Shareholders of Century Telephone Enterprises, Inc. (the "Company") will be held at 2:00 p.m., local time, on May 8, 1997, at the Monroe Civic Center Conference Hall-West, 401 Lea Joyner Expressway, Monroe, Louisiana, for the following purposes:

1.   To elect four Class III directors;

2. To consider and vote upon a proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program as set forth in the accompanying proxy statement;

3. To consider and vote upon a proposal to amend the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares as set forth in the accompanying proxy statement; and

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 10, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and all adjournments thereof.


                                  By Order of the Board of Directors

                                  /s/ Harvey P. Perry

                                  HARVEY P. PERRY, Secretary

Dated:  March 13, 1997


             ________________________________________

SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU EXPECT TO ATTEND, IT IS IMPORTANT THAT YOU PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. IF YOU PLAN TO ATTEND AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.

             ________________________________________

                          VOTING PROVISIONS


    Paragraph C of Article III of the Company's Articles of Incorporation provides as follows:

                               * * * *

    (1) Each share of Common Stock and each outstanding share of the Series H Preferred Stock ("Voting Preferred Stock") which has been beneficially owned continuously by the same person since May 30, 1987 will entitle such person to ten votes with respect to such share on each matter properly submitted to the shareholders of the Corporation for their vote, consent, waiver, release or other action when the Common Stock and the Voting Preferred Stock vote together with respect to such matter.

    (2) (a) For purposes of this paragraph C, a change in beneficial ownership of a share of the Corporation's stock shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, which includes the power to vote, or to direct the voting of such share; (ii) investment power, which includes the power to direct the sale or other disposition of such share; (iii) the right to receive or retain the proceeds of any sale or other disposition of such share; or (iv) the right to receive distributions, including cash dividends, in respect to such share.

          (b) In the absence of proof to the contrary provided in accordance with the procedures referred to in subparagraph (4) of this paragraph C, a change in beneficial ownership shall be deemed to have occurred whenever a share of stock is transferred of record into the name of any other person.

          (c) In the case of a share of Common Stock or Voting Preferred Stock held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, or in any other name except a natural person, if it has not been established pursuant to the procedures referred to in subparagraph (4) that such share was beneficially owned continuously since May 30, 1987 by the person who possesses all of the attributes of beneficial ownership referred to in clauses (i) through (iv) of subparagraph (2)(a) of this paragraph C with respect to such share of Common Stock or Voting Preferred Stock, then such share of Common Stock or Voting Preferred Stock shall carry with it only one vote regardless of when record ownership of such share was acquired.

          (d) In the case of a share of stock held of record in the name of any person as trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act or any comparable statute as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting.

    (3) Notwithstanding anything in this paragraph C to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

          (a) any event that occurred prior to May 30, 1987, including contracts providing for options, rights of first refusal and similar arrangements, in existence on such date to which any holder of shares of stock is a party;

          (b) any transfer of any interest in shares of stock pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this paragraph C;

          (c) any change in the beneficiary of any trust, or any distribution of a share of stock from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specified age, or the creation or termination of any guardianship or custodian arrangement; or

          (d) any appointment of a successor trustee, agent, guardian or custodian with respect to a share of stock.

    (4) For purposes of this paragraph C, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Corporation. Written procedures designed to facilitate such determinations shall be established by the Corporation and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Corporation and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of a share of stock coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Corporation nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of a share of stock.

    (5) Each share of Common Stock acquired by reason of any stock split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the share of Common Stock, with respect to which such share of Common Stock was distributed, was acquired.

    (6) Each share of Common Stock acquired upon conversion of the outstanding Series H Preferred Stock of the Corporation ("Convertible Stock") shall be deemed to have been beneficially owned by the same person continuously from the date on which such person acquired the Convertible Stock converted into such share of Common Stock.

    (7) Where a holder beneficially owns shares having ten votes per share and shares having one vote per share, and transfers beneficial ownership of less than all of the shares held, the shares transferred shall be deemed to consist, in the absence of evidence to the contrary, of the shares having one vote per share.

    (8) Shares of Common Stock held by the Corporation's employee benefit plans will be deemed to be beneficially owned by such plans regardless of how such shares are allocated to or voted by participants, until the shares are actually distributed to participants.

    (9) Each share of Common Stock, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other shares of Common Stock in all other respects.

    (10) Each share of Voting Preferred Stock, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical in all other respects to all other shares of Voting Preferred Stock in the same designated series.

    (11) Each share of Common Stock issued by the Corporation in a business combination transaction shall be deemed to have been beneficially owned by the person who received such share in the transaction continuously for the shortest period, as determined in good faith by the Board of Directors, that would be permitted for the transaction to be accounted for as a pooling of interests, provided that the Audit Committee of the Board of Directors has made a good faith determination that (a) such transaction has a bona fide business purpose,
(b) it is in the best interests of the Corporation and its shareholders that such transaction be accounted for as a pooling of interests under generally accepted accounting principals and (c) such issuance of Common Stock does not have the effect of nullifying or materially restricting or disparately reducing the per share voting rights of holders of an outstanding class or classes of voting stock of the Corporation. Notwithstanding the foregoing, (i) the Corporation shall not issue shares in a business combination transaction if such issuance would result in a violation of any rule or regulation regarding the per share voting rights of publicly-traded securities that is promulgated by the Securities and Exchange Commission or the principal exchange upon which the Common Stock is then listed for trading and (ii) nothing herein shall be interpreted to require the Corporation to account for any business combination transaction in any particular manner.

               Century Telephone Enterprises, Inc.
                      100 Century Park Drive
                     Monroe, Louisiana  71203
                          (318) 388-9500

                        _________________

                         Proxy Statement
                        _________________

                          March 13, 1997


     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Century Telephone Enterprises, Inc. (the "Company") for use at its annual meeting of shareholders to be held at the time and place set forth in the accompanying notice, and at any adjournments thereof (the "Meeting"). This proxy statement is first being mailed to shareholders of the Company on or about March 19, 1997.

     On March 10, 1997, the record date for determining shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), the Company had outstanding 60,021,307 shares of common stock (the "Common Stock") and 401,629 shares of preferred stock that votes together with the Common Stock as a single class on all matters ("Voting Preferred Stock" and, collectively with the Common Stock, "Voting Shares"). The Company's Articles of Incorporation (the "Articles") generally provide that holders of Voting Shares that have been beneficially owned continuously since May 30, 1987 are entitled to cast ten votes per share, subject to compliance with certain procedures. Article III of the Articles and the voting procedures adopted thereunder contain several provisions governing the voting power of the Voting Shares, including a presumption that each Voting Share held by nominees or by any holder other than a natural person or estate entitles such holder to only one vote, unless the record holder thereof furnishes the Company with evidence to the contrary. Applying the presumptions described in Article III, the Company's records indicate that 131,062,948 votes are entitled to be cast at the Meeting, of which 130,532,383 (99.6%) are attributable to the Common Stock. All percentages of voting power set forth in this proxy statement have been calculated based on such number of votes.

     If a shareholder is a participant in the Company's Automatic Dividend Reinvestment and Stock Purchase Service, the Company's proxy card covers shares credited to the shareholder's account under that plan, as well as shares registered in the participant's name. However, the proxy card will not serve as a voting instruction card for shares held for participants in the Company's Stock Bonus Plan and PAYSOP, Employee Stock Ownership Plan, Dollars & Sense Plan or Retirement Savings Plan for Bargaining Unit Employees. Instead, these participants will receive from the plan trustees separate voting instruction cards covering these shares. These voting instruction cards should be completed and returned in the manner provided in the instructions that accompany such cards.

     The Company will pay all expenses of soliciting proxies for the Meeting. Proxies may be solicited personally, by mail, by telephone or by facsimile by the Company's directors, officers and employees, who will not be additionally compensated therefor. The Company will also request persons holding Voting Shares in their names for others, such as brokers, banks and other nominees, to forward proxy materials to their principals and request authority for the execution of proxies, for which the Company will reimburse them for expenses incurred in connection therewith. The Company has retained Hill and Knowlton, Inc. to assist in the solicitation of proxies from brokers, banks, nominees and individuals, for which it will be paid a fee of $6,500 and will be reimbursed for certain out-of-pocket expenses.

                      ELECTION OF DIRECTORS

     The Articles authorize a board of directors of 14 members divided into three classes. Members of the respective classes hold office for staggered terms of three years, with one class elected at each annual shareholders' meeting. Four Class III directors will be elected at the Meeting. Unless authority is withheld, all votes attributable to the shares represented by each duly executed and delivered proxy will be cast for the election of each of the four below-named nominees, each of whom has been recommended for election by the Board's Nominating Committee. Because no shareholder has timely nominated any individuals to stand for election at the Meeting in accordance with the Company's director nomination bylaw (which is described generally under the heading "Other Matters - Shareholder Nominations and Proposals"), the four below-named nominees will be the only individuals that may be elected at the Meeting. If for any reason any proposed nominee should decline or become unable to stand for election as a director, which is not anticipated, votes will be cast instead for another candidate designated by the Board, without resoliciting proxies.

     The following provides certain information with respect to each proposed nominee and each other director whose term will continue after the Meeting, including his or her beneficial ownership of shares of Common Stock determined in accordance with Rule 13d-3 of the Securities and Exchange Commission ("SEC"). Unless otherwise indicated, (i) all information is as of the Record Date, (ii) each person has been engaged in the principal occupation shown for more than the past five years and
(iii) shares beneficially owned are held with sole voting and investment power. None of the persons named below beneficially owns more than 1% of the outstanding shares of Common Stock or is entitled to cast more than 1% of the total voting power.


Class III Directors (for term expiring in 2000):


     CALVIN CZESCHIN, age 61; a director since 1975; President and Chief Executive Officer of Yelcot Telephone Company, Czeschin Motors and ComputerMart, Inc.

     Committee Memberships: Executive; Audit (Chairman); Shareholder
                            Relations

     Shares Beneficially Owned: 110,332 (1)

     F. EARL HOGAN, age 75; a director since 1968; Managing Partner of EDJ Farms Partnership, a farming enterprise.

     Committee Memberships: Executive; Audit; Compensation

     Shares Beneficially Owned: 17,993


     HARRY  P.  PERRY,  age  52;  a  director  since  1990;  Senior Vice
     President, General Counsel and Secretary of the Company.   Mr. Perry
     is the son-in-law of Clarke M. Williams.

     Committee Membership: Executive

     Shares Beneficially Owned: 219,438 (2)(3)


     JIM D. REPPOND, age 55; a director since 1986; retired; Vice President-Telephone Group of the Company from January 1995 to July 1996; President-Telephone Group of the Company (or a comparable predecessor position) from May 1987 to December 1994.

     Committee Memberships: Executive; Insurance Evaluation

     Shares Beneficially Owned: 110,155 (2)


The Board unanimously recommends a vote FOR each of these proposed nominees.


Class I Directors (term expires in 1998):


     WILLIAM R. BOLES, JR., age 40; a director since 1992; an officer, director and practicing attorney with Boles, Boles & Ryan, a professional law corporation.

     Committee  Memberships: Insurance Evaluation (Chairman); Shareholder
                             Relations

     Shares Beneficially Owned: 2,122

     W. BRUCE HANKS, age 42; a director since 1992; Senior Vice President-Corporate Development and Strategy of the Company since October 1996; President-Telecommunications Services of the Company (or a comparable predecessor position) between July 1989 and October 1996.

     Committee Memberships: Insurance Evaluation

     Shares Beneficially Owned: 188,600 (2)


     C. G. MELVILLE, JR., age 56; a director since 1968; private investor; restaurant proprietor from March 1991 to July 1992; principal of a marine and industrial equipment distributor prior to March 1991.

     Committee Memberships: Audit; Insurance Evaluation; Nominating

     Shares Beneficially Owned: 12,634


     GLEN F. POST, III, age 44; a director since 1985; Vice Chairman of the Board and Chief Executive Officer of the Company since 1992 and President since 1990; Chief Operating Officer from 1988 to 1992.

     Committee Membership: Executive

     Shares Beneficially Owned: 431,384 (2)


     CLARKE M. WILLIAMS, age 75; a director since 1968; Chairman of the Board; Chief Executive Officer from the Company's incorporation in 1968 to 1989 and from 1990 to 1992. Mr. Williams, who is the father-in-law of Harvey P. Perry, founded the Company's telephone business in 1946.

     Committee Membership: Executive (Chairman)

     Shares Beneficially Owned: 587,413 (2)

Class II Directors (term expires in 1999):


     VIRGINIA BOULET, age 43; a director since January 1995; Partner, Phelps Dunbar, L.L.P., a law firm.

     Committee Memberships: Audit; Shareholder Relations

     Shares Beneficially Owned: 1,732 (4)


     ERNEST BUTLER, JR., age 68; a director since 1971; Senior Executive Vice President and Director, Stephens Inc., an investment banking firm.

     Committee Memberships: Audit; Compensation (Chairman); Shareholder
                            Relations

     Shares Beneficially Owned: 337


     JAMES B. GARDNER age 62; a director since 1981; Managing Director of a division of Service Asset Management Company, a financial services firm, and Business Consultant; President and Chief Executive Officer, Pacific Southwest Bank, F.S.B. from November 1991 to April 1994; for several years prior to November 1991, served as an executive officer of various banks or other financial service providers; Mr. Gardner has also been a director of Ennis Business Forms, Inc. since 1970.

     Committee Memberships: Executive; Audit; Compensation

     Shares Beneficially Owned: 1,012


     R. L. HARGROVE, JR., age 65; a director since 1985; retired as Executive Vice President of the Company in 1987 after 12 years of service as an officer; has acted since 1987 as a part-time consultant to local businesses and individuals regarding financial and tax matters.

     Committee  Memberships: Executive;   Audit;   Shareholder  Relations
                             (Chairman)

     Shares Beneficially Owned: 29,987

     JOHNNY HERBERT, age 68; a director since 1968; President of Valley Electric, an electrical contractor; private investor; retired as Vice President of River City Electric, an electrical contractor, in 1994.

     Committee Memberships: Audit; Nominating (Chairman); Insurance
                            Evaluation

     Shares Beneficially Owned: 3,216 (5)

_______________

(1) Includes 5,332 shares owned by Mr. Czeschin's wife, as to which he disclaims beneficial ownership.

(2) Includes (i) shares of restricted stock held as of the Record Date that were issued under, and are subject to the restrictions of, the Company's incentive compensation plans ("Restricted Stock"), (ii) shares ("Option Shares") that the below-named individuals have the right to acquire within 60 days of the Record Date pursuant to options granted under the Company's 1988, 1990 and 1995 Incentive Compensation Programs and (iii) shares (collectively, "Plan Shares") allocated to such individuals' accounts as of December 31, 1996 under the Company's Stock Bonus Plan and PAYSOP and Employee Stock Ownership Plan ("ESOP"), and as of the Record Date under the Company's Dollars & Sense Plan ("401(k) Plan"), as follows:

     Name          Restricted Stock    Option Shares     Plan Shares
-----------------  ----------------    -------------     -----------
Harvey P. Perry          7,002            168,730           14,812

Jim D. Reppond               0             77,500                0

W. Bruce Hanks           7,203            157,578           21,330

Glen F. Post, III       13,190            357,399           31,025

Clarke M. Williams      15,977            483,705           64,133


(3) Includes 11,335 shares owned by Mr. Perry's wife, as to which he disclaims beneficial ownership, and 1,200 shares held as custodian for the benefit of his children.

(4) Includes 282 shares held by Ms. Boulet as custodian for the benefit of her children.

(5) Includes 750 shares owned by Mr. Hebert's wife, as to which he disclaims beneficial ownership.

                                 __________________

Meetings and Certain Committees of the Board

     During 1996 the Board held four regular meetings and two special meetings.

     The Board's Executive Committee, which met two times during 1996, is authorized to exercise all the powers of the Board to the extent permitted by law.

     The Board's Audit Committee meets with the Company's independent and internal auditors and the Company's personnel responsible for preparing its financial reports and is responsible for reviewing the scope and results of the auditors' examination of the Company, discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls, considering and recommending to the Board a certified public accounting firm for selection as the Company's independent auditors, and directing and supervising any special investigations as instructed by the Board. The Audit Committee held four meetings during 1996.

     The Board's Nominating Committee, which held three meetings in 1996, is responsible for recommending to the Board both a proposed slate of nominees for election as directors and the individuals proposed for ap-pointment as officers. Any shareholder who wishes to make a nomination for the election of directors must do so in compliance with the procedures set forth in the Company's bylaws, which are discussed further under the heading "Other Matters - Shareholder Nominations and Proposals."

     The Board's Compensation Committee, which is described further below, held four meetings during 1996.

Director Compensation

     Each director who is not an employee of the Company is paid an annual fee of $21,000 plus $1,500 for attending each regular Board meeting, $2,000 for attending each special Board meeting and $750 for attending each meeting of a Board committee. The Company permits such directors to defer all or a portion of their fees until the date designated by the director or the occurrence of certain specified events. Amounts so deferred earn interest equal to the one-year Treasury bill rate. Each director is also reimbursed for expenses incurred in attending meetings.

     Under the Company's Outside Directors' Retirement Plan, non-employee directors ("outside directors") who have completed five years of Board service are entitled to receive, upon normal retirement at age 70, monthly payments that on a per annum basis equal the director's annual rate of compensation for Board service at retirement plus the fee payable for attending one special board meeting. Outside directors who have completed ten years of service can also receive these payments upon early retirement at age 65, subject to certain benefit reductions. In addition, this plan provides certain disability and preretirement death benefits. The Company has established a trust to fund its obligations under this plan, but participants' rights to these trust assets are no greater than the rights of unsecured creditors. Outside directors whose service is terminated in connection with a change in control of the Company (as defined below) are entitled to receive a cash payment equal to the present value of their vested plan benefits, determined in accordance with the actuarial assumptions specified in the plan.

     PROPOSAL TO APPROVE THE CHAIRMAN/CHIEF EXECUTIVE OFFICER
                   SHORT-TERM INCENTIVE PROGRAM

The Proposal

     The annual incentive bonus to be paid to the Company's Chairman and to its Chief Executive Officer for 1997 and future years will be paid pursuant to the Chairman/Chief Executive Officer Short-Term Incentive Program (the "Program"). The Program was adopted by the Incentive Awards Subcommittee of the Compensation Committee of the Board of Directors (the "Committee") on February 24, 1997, and ratified by the Board, subject to shareholder approval of the Program at the Meeting. If the Program is not approved at the Meeting, the annual incentive bonus to be paid to Clarke M. Williams, the Chairman of the Board, and Glen F. Post, III, the Chief Executive Officer, under the Program will not be paid. In such event, the Committee may determine to pay a bonus to the Chairman and to the Chief Executive Officer on other terms in order to provide compensation commensurate with their responsibilities. The Program is included with this proxy statement as Exhibit A.

Purpose of the Proposal

     Under Section 162(m) of the Internal Revenue Code (the "Code"), the allowable deduction for compensation paid or accrued with respect to the Chief Executive Officer and the four other most highly compensated executive officers of the Company is limited to $1 million per year. An exclusion from the $1 million limitation is available for compensation that satisfies the requirements provided in Section 162(m) of the Code for qualified performance-based compensation. The purpose of submitting the Program to the shareholders is to satisfy the shareholder approval requirement of Section 162(m) in order to qualify the annual incentive bonus as performance-based compensation that will be excluded from the $1 million limit on deductible compensation under Section 162(m).

The Program

     The Program is administered by the Committee, and the Committee has the power to establish performance goals and objectives, adopt appropriate regulations, certify as to the achievement of performance goals and make all determinations necessary for the administration of the Program.

     Under the Program, each of the Chairman of the Board and the Chief Executive Officer will be paid an annual incentive bonus based on the achievement of pre-established annual performance goals. The performance goals for each year must be established within the first 90 days of the year. The performance goals for each year will be based upon one or more of the following: return on equity, revenue growth, earnings per share, an economic value added measure, shareholder return, earnings, return on assets or cash flow. Performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For each year that the Program is in effect, the Committee may use one or more of the performance goals permitted under the Program and may change the performance goals and targets from year to year.

     The Committee has discretion to decrease but not increase the amount of the bonus paid to the Chairman and the Chief Executive Officer from the amount that is payable under the terms of the pre-established formula for the applicable year. The Committee may determine to pay a portion of the bonus in restricted stock rather than in cash. Prior to the payment of the annual bonus under the Program, the Committee must certify in writing that the performance goals and the applicable conditions to the payment of the bonus have been met.

     If the Chairman or Chief Executive Officer's employment is terminated as the result of normal retirement, early retirement (with the Company's permission), permanent disability or death during the year for which performance is being measured, the participant or his heirs or beneficiary will receive the incentive bonus as earned pursuant to the applicable formula for the year in which the termination of employment occurred. If employment is terminated for any other reason, he will not receive an award for that year. In the event of a change of control of the Company, the Program year will be deemed to end and the incentive bonus will be paid to the extent of the achievement of the performance goals up to that date.

     The Committee may amend, suspend or terminate the Program at any time. Any amendment or termination of the Program shall not, however, affect the right of the Chairman or the Chief Executive Officer to receive an incentive bonus earned for the year during which the Program was amended or terminated or any earned but unpaid incentive bonus. The Program consists of individual calendar year plans, beginning January 1, 1997 and each consecutive January 1 thereafter through 2001, unless terminated by the Committee.

Plan Benefits

     New Plan Benefits Under the Chairman/Chief Executive Officer
                     Short-Term Incentive Program

                                        Estimated Dollar Value of
                                    Potential Annual Bonus for 1997(1)
      Name and Position              Minimum       Target     Maximum
      ------------------            ---------    ---------   ---------
      Clarke M. Williams,           $ 138,380    $ 276,760   $ 553,520
         Chairman of the Board
      Glen F. Post, III,
         Chief Executive Officer      123,805      247,610     495,220
      All executive officers
         as a group                   262,185      524,370   1,048,740
____________________
(1)  Based on a percentage of current salary.   The  potential  amount of
     the bonus for future years is expected to change, but may not exceed $800,000 per participant in any year.

Vote Required

     Approval of the proposal to approve the Program requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the Meeting.

     The Board unanimously recommends that the shareholders vote FOR the proposal to approve the Program.

                PROPOSAL TO APPROVE  AN AMENDMENT TO THE
                   1995 INCENTIVE COMPENSATION PLAN

General

     Under the Company's 1995 Incentive Compensation Plan (the "1995 Plan"), the Incentive Awards Subcommittee of the Compensation Committee of the Board of Directors (the "Committee") is authorized to grant stock options, stock appreciation rights, restricted stock and performance shares to key employees of the Company. The 1995 Plan provides the Committee with the authority, within certain limits provided in the 1995 Plan, to set the terms of the awards at the time of grant. The proposed amendment sets forth the different types of performance goals that the Committee may require to be achieved in connection with the grant of performance-based restricted stock and performance shares under the 1995 plan. The 1995 Plan was approved by the shareholders at the Company's 1995 Annual Meeting. A copy of the proposed amendment is included as Exhibit B to this proxy statement.

Purpose of the Proposal

     Under Section 162(m) of the Code, the allowable deduction for compensation paid or accrued with respect to the Chief Executive Officer and the four other most highly compensated executive officers of the Company is limited to $1 million per year. An exclusion from the $1 million limitation is available for compensation that satisfies the requirements provided in Section 162(m) of the Code for qualified performance-based compensation. As with the Chairman/Chief Executive Officer Short-Term Incentive Program, the purpose of submitting the amendment to the 1995 Plan to the shareholders for approval is to satisfy the shareholder approval requirement of Section 162(m) for performance-based restricted stock and performance shares granted under the 1995 Plan. Restricted stock and performance shares granted under the 1995 Plan will qualify as performance-based compensation if, in addition to the satisfaction of other requirements, these awards are vested or earned as a result of the achievement of performance goals pre-established in writing by the Committee and the material terms of the performance goals are disclosed to and approved by the shareholders. In order to meet this requirement and protect the Company's deduction for this performance-based compensation, the Company is submitting the performance goals as an amendment to the 1995 Plan to the shareholders for approval. If the shareholders do not approve the amendment at the Meeting, the previously granted restricted stock and performance shares described in the New Plan Benefits table will be automatically cancelled. In such case, in order to provide competitive compensation to executive officers, the Committee may determine to make alternate awards to replace the canceled awards.

Eligibility and Shares Subject to Award

     Shares of restricted stock and performance shares have been awarded in 1997 to 33 officers of the Company. However, any of the Company's approximately 3,000 full-time employees could be determined to be key employees eligible to be granted restricted stock and performance shares under the 1995 Plan.

     The 1995 Plan, as previously approved by shareholders, limits the total number of shares of Common Stock that may be issued through the 1995 Plan to two million shares and the number of shares that may be issued as restricted stock to 500,000 shares. No participant may be granted restricted stock and performance shares with respect to more than 200,000 shares through the 1995 Plan in one year. The 200,000 share limit applies in the aggregate to all types of awards that may be granted under the 1995 Plan to a participant in a year, including stock options.

Terms of Restricted Stock and Performance Shares under the 1995 Plan

     Shares of Common Stock may be granted by the Committee to an eligible employee and made subject to restrictions regarding the sale, pledge or other transfer by the employee for a specified period (the "Restricted Period"). All shares of restricted stock will be subject to such restrictions as the Committee may designate in an agreement with the employee, including, among other things, that the shares are required to be forfeited or resold to the Company in the event of termination of employment or in the event specified performance goals or targets are not met. A Restricted Period of at least three years is generally required, except that if the vesting of shares of restricted stock is subject to the attainment of performance goals, the Restricted Period may be one year or more. Subject to the restrictions provided in the participant's agreement and the 1995 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to such shares, including dividend and voting rights.

     Performance shares consist of the grant by the Company to an eligible employee of a contingent right to receive shares of Common Stock or cash with or without any payment by the employee. Each performance share will be subject to the achievement of performance objectives by the Company, an operating division or a subsidiary by the end of or within a specified period. The number of shares granted under the performance criteria will be determined by the Committee. The award of performance shares does not create any right in the participant as a shareholder of the Company until the issuance of shares of Common Stock upon completion of the performance period. Performance shares may be awarded in conjunction with the grant of dividend equivalent payment rights that entitle a participant to receive an amount equal to the cash dividends paid on an equal number of shares of Common Stock during the period beginning on the date of grant of an award and ending on the date on which the award is paid or forfeited.

The Performance Goals

     For restricted stock and performance shares that are intended to qualify as performance-based compensation under Section 162(m), the Committee will establish specific performance goals for each performance period not later than 90 days after the beginning of the performance period. The Committee will also establish a schedule, setting forth the portion of the award that will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals at the end of the performance period by the Company, an operating division or a subsidiary. The Committee will use any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, return on equity or cash flow. For any performance period, the performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years.

     The Compensation Committee may not waive any of the pre-established performance goal objectives. Under the terms of the 1995 Plan, however, in the event of a change of control of the Company, the restricted stock and the performance shares will automatically vest. In the event of retirement, death or disability during the performance period, the Committee may provide that all or a portion of the performance shares and restricted stock will vest.

     Prior to the payment of any performance shares or the release of restrictions on performance-based restricted stock, the Committee must certify in writing that the performance goals and all applicable conditions have been met.

     The Committee retains authority to change the performance goal objectives with respect to future grants to any of those provided in the amendment. As a result, the regulations under Section 162(m) require that the material terms of the performance goals be reapproved by the shareholders five years after initial shareholder approval.

Awards of Restricted Stock and Performance Shares

     The table below provides information on the shares of performance-based restricted stock and performance shares granted to the Named
Executive Officers and the groups indicated for 1997, subject to shareholder approval of the proposed amendment at the Meeting. The
Committee plans to grant in future years additional shares of performance-based restricted stock and performance shares with one or more of the performance goals described in the amendment to the 1995 Plan.

                              New Plan Benefits

      Name and Position          Number of                    Dollar Value
                                 Shares of                    Performance-
                                Performance-   Number of    Based Restricted
                                   Based      Performance   Stock/Performance
                                  Shares(1)    Shares(1)        Shares(2)

Clarke M. Williams                 1,615        1,616          $   98,142
    Chairman of the Board
Glen F. Post, III                  1,615        1,616              98,142
    Vice Chairman of the Board,
President and
    Chief Executive Officer
W. Bruce Hanks                       486          487              29,555
    Senior Vice President -
Corporate Development
    and Strategy
Harvey P. Perry                      486          487              29,555
    Senior Vice President,
Secretary and General
    Counsel
R. Stewart Ewing, Jr.                486          487              29,555
    Senior Vice President and
Chief Financial Officer
All current executive officers
  as a group                       5,660        5,667             344,058
All employees other than
  current executive officers
  as a group                       2,708        2,719             164,845
____________________________

  (1) The shares of performance-based restricted stock and performance shares granted in 1997 will vest after five years, depending upon the Company's total shareholder return for the five-year period as compared to the other companies in the Value Line Telecommunications/Other Majors Index. For additional information regarding this index, see "Executive Compensation and Related Information - Performance Graph." Dividends on the shares of restricted stock will be paid to participants during the restricted period. The Committee also granted in 1997 shares of restricted stock that are not based upon Company performance and that will vest after five years. The number of shares of restricted stock granted to each person and group included in the table that will vest based upon the passage of time is the same as the number of performance shares granted to such person and such group. The Company also pays a portion of the annual incentive bonus, which is performance-based, in restricted stock that generally vests three to five years after grant.

  (2) Based on the closing sale price of a share of Common Stock on February 24, 1997, the date of grant.
                       ___________________

Vote Required

     Approval of the amendment to the 1995 Plan requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the Meeting.

     The Board unanimously recommends that the shareholders vote FOR the amendment to the 1995 Plan.


       VOTING SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding ownership of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock and
(ii) all of the Company's directors and executive officers as a group. The table also sets forth similar information for one of the executive officers listed in the Summary Compensation Table set forth elsewhere herein; similar information for each other executive officer listed in such table is included under the heading "Election of Directors." Unless otherwise indicated, all information is presented as of the Record Date and all shares indicated as beneficially owned are held with sole voting and investment power.

                                      Amount and
                                       Nature of       Percent of
                                       Beneficial     Outstanding   Percent
  Name and Address                    Ownership of       Common    of Voting
 of Beneficial Owner                 Common Stock(1)    Stock(1)    Power(2)

  Principal Shareholder:

Regions Bank of Louisiana, as Trustee  6,041,638(3)      10.1%       36.1%
  (the "Trustee") of the Stock Bonus
  Plan and ESOP (the "Benefit Plans")
P. O. Box 7232
Monroe, Louisiana 71211


  Management:

R. Stewart Ewing, Jr.                    181,622(4)         *           *

All directors and executive
  officers as a group (17 persons)     2,122,585(5)       3.5%        2.6%
___________________________

*    Represents less than 1%.

(1) Determined in accordance with Rule 13d-3 of the SEC based upon information furnished by the persons listed. In addition to Common Stock, the Company has outstanding Series H, K and L Voting Preferred Stock that votes together with the Common Stock as a single class on all matters. Although one or more persons beneficially own in excess of 5% of each of these series of Voting Preferred Stock, the percentage of voting power held by these persons is immaterial. For additional information regarding the Voting Preferred Stock, see page 1 of this proxy statement.

(2) Based on the Company's records and, with respect to all shares held of record by the Trustee, based on information the Trustee periodically provides to the Company to establish that certain of the Trustee's shares entitle it to ten votes per share.

(3) All voting power attributable to these shares is directed by the participants of the Benefit Plans, each of whom is deemed, subject to certain limited exceptions, to tender such instructions as a "named fiduciary" under such plans, which requires the participants to direct their votes in a manner that they believe to be prudent and in the best interests of the participants of each respective plan.

(4) Includes 6,996 shares of Restricted Stock, 145,971 Option Shares that Mr. Ewing has the right to acquire within 60 days of the Record Date and 14,800 Plan Shares allocated to his account as of December 31, 1996 under the Benefit Plans and as of the Record Date under the 401(k) Plan.

(5) Includes (i) 59,579 shares of Restricted Stock, (ii) 1,565,981 Option Shares that such persons have the right to acquire within 60 days of the Record Date, (iii) 171,014 Plan Shares allocated to their respective accounts as of December 31, 1996 under the Benefit Plans and as of the Record Date under the 401(k) Plan, (iv) 27,313 shares held of record by the spouses of certain directors and executive officers, as to which beneficial ownership is disclaimed, and (v) 1,482 shares held as custodian for the benefit of the children of a director and executive officer.

                             ___________________

            EXECUTIVE COMPENSATION AND RELATED INFORMATION

Report of Compensation Committee Regarding Executive Compensation

     General. The Board's Compensation Committee, either directly or through its Incentive Awards Subcommittee, monitors and evaluates the compensation levels of the Company's executive officers and directors, administers the Company's restricted stock and incentive compensation programs, and performs other related tasks. Subject to certain limited exceptions, all determinations of the Committee or Subcommittee are submitted to the full Board for its ratification. Under the Company's Bylaws, the Company may not, among other things, set the salaries or change the benefits of its executive officers without the approval of the Compensation Committee. The Committee is composed entirely of Board members who are not employees of the Company and the Subcommittee is composed entirely of Committee members who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986 and as "non-employee directors" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     During 1996, the Committee applied the following compensation objectives in connection with its deliberations:

  *       if  justified  by   corporate   performance,  compensating  the
          executive group at rates higher than those of comparable companies in an effort to hire and retain key executives

  * providing incentive compensation tied to the Company's annual, intermediate and long-term performance

  *       encouraging team orientation

  * providing sufficient benefit levels for executives and their families in the event of disability, illness or retirement

  *       structuring   executive   compensation   to   ensure  its  full
          deductibility under federal income tax laws

     During 1996, the Company's executive compensation was  comprised  of
(i) salary, (ii) an annual cash and stock incentive bonus and (iii) other benefits typically provided to executives of comparable companies, all as described further below. In recent years, the Company has provided additional incentive compensation in the form of stock options and a stock retention program. For each such component of compensation, the Company's compensation levels are compared with those of comparable companies.

     During 1996, the Committee retained an independent consulting firm to review the Company's officer compensation programs. In connection with this review, the consulting firm compared the Company's officer compensation practices to that of a national group of several hundred companies. This group consisted of a substantial number of telecommunications companies (including several of the 10 companies comprising the "Value Line Telecommunications/Other Majors Index" referred to in the Company's stock performance graph appearing elsewhere herein), but also included several hundred other companies (excluding financial service companies) that have revenue levels similar to the Company's.

     Salary. The salary of each executive officer, including the Chief Executive Officer, is based primarily on the officer's level of responsibility and comparisons to prevailing salary levels for similar positions at comparable companies. Based on these criteria, the Committee seeks to provide the Company's executive officers with salaries that are at least commensurate with the median salary levels at comparable companies. In connection with reviewing and establishing salaries, the Committee typically also reviews the Company's financial performance during the prior year. However, these criteria are given less weight in determining salaries principally due to the Committee's belief that it is more appropriate to reward positive performance through bonuses, stock options and other incentive compensation programs. Notwithstanding this, the Committee believes it is appropriate to establish salaries in excess of median salary levels when warranted by the Company's financial performance in relation to comparable companies. Although the individual performance of each executive officer is reviewed, the Committee historically has not attempted to reward individual achievement through the salary component of compensation due to the inherent subjectivity of such evaluations and the detrimental effect this might have on the Company's team orientation to executive compensation.

     During 1996, the Committee's independent consulting firm surveyed the compensation practices of Century and comparable companies, and concluded that all of the executive officers named in the Summary Compensation Table appearing below (the "named officers") were receiving salaries near or slightly below the midpoint of salary ranges for comparable officers at comparable companies, except for the Chief Executive Officer, whose salary continued to be below the midpoint applicable to comparable officers. Based on the Committee's review of this report and the Company's return on equity, revenue growth and earnings growth for recent periods, the Committee increased the salary of the Chief Executive Officer by 8.5% and the salary of each other named officer between 4.50% and 4.75%. The Committee believes these raises were consistent with its objectives of (i) ensuring that the executive officers receive salaries at least equal to those of comparable executives and (ii) applying a team orientation to executive compensation.

     The Chairman's compensation is determined in the same manner as the compensation for all other executive officers, provided that his annual salary cannot be reduced below the minimum salary to which he is entitled under his 1993 employment agreement described below under the heading "- Employment Contract With Chairman and Change-in-Control Arrangements."

     Annual Bonus. In connection with the Company's annual incentive bonus program, the Compensation Committee annually establishes target performance levels and the amount of bonus payable if these targets are met, which typically is defined in terms of a percentage of each officer's salary. In early 1996 the Committee recommended that the executive officers receive an incentive bonus for 1996 equal to 25% of their annual salaries if the Committee's 1996 targets were attained, with no bonus being payable if certain minimum target performance levels were not attained, and a bonus of up to 50% of salary being payable if the Committee's 1996 targets were substantially exceeded. Although the Committee may choose any measure of financial performance that it deems appropriate, the Committee for the past several years has used return on equity and revenue growth (as adjusted for certain specified non-recurring transactions), but has weighted return on equity more heavily than revenue growth in order to reflect the Committee's desire to more closely tie executive compensation to shareholder return.

     As a result of the Company exceeding its 1996 targets for both return on equity and revenue growth, each executive officer received a bonus equal to 36.5% of his 1996 salary. The Incentive Awards Subcommittee determined to pay 60% of each executive officer's incentive bonus in cash and 40% in Restricted Stock that may not be transferred by the officer for five years and will be forfeited if prior to that time the officer leaves the Company, other than as a result of death, disability or retirement. As a result, the realization of a significant portion of the 1996 bonus is tied to the Company's future stock price performance.

     In determining the size of the executive officers' target bonuses, the Compensation Committee has historically reviewed the most current, readily available information furnished by its consultants and management as to the bonus practices among comparable companies. During 1996, the Committee's independent consulting firm determined that the Company's target bonuses, measured as a percentage of salary, are lower than those targeted by comparable companies. While the Committee elected to maintain the Company's annual bonus program unchanged for 1996, an increase in the target bonus has been approved for 1997.

     Stock Incentive Programs. The Company's current incentive compensation programs authorize the Compensation Committee or the Incentive Awards Subcommittee to grant stock options and various other incentives to key personnel. The Committee's philosophy with respect to stock incentive awards is to strengthen the relationship between compensation and increases in the market price of the Common Stock and thereby align the executive officers' financial interests with those of the Company's shareholders.

     Options. Options granted under these programs become exercisable based upon criteria established by the Compensation Committee or Incentive Awards Subcommittee. The Subcommittee generally determines the size of option grants based on information furnished by its consultants regarding stock option practices among comparable companies and by creating greater opportunities for stock ownership the greater one's responsibilities and duties. The Subcommittee also considers stock option grants previously made and the aggregate of such grants. In 1996 the Subcommittee determined that it was unnecessary to award any new options.

     Stock Retention Program. To provide an incentive for officers to acquire and hold Common Stock, the Compensation Committee instituted a Stock Retention Program in 1993. Under this program, each executive officer who in 1993 voluntarily purchased a specified number of shares of Common Stock was awarded (i) an equal number of shares of Restricted Stock, all of which vested in 1996, and (ii) performance units entitling the officer to earn a number of shares of Common Stock equal to 40% of the number of shares purchased. These shares will be earned only if the market value of the Common Stock increases by 30% over the price on the award date prior to April 1998. The executive officers are paid dividend equivalent cash payments with respect to unearned performance units at the dividend rate applicable to the underlying Common Stock. The Company arranged and guaranteed loans to officers for the purchase of shares in 1993 under this program. No awards have been made under this program since 1993.

     Other Benefits. The Company maintains certain broad-based employee benefit plans in which the executive officers are generally permitted to participate on terms substantially similar to those relating to all other participants, subject to certain legal limitations on the amounts that may be contributed or the benefits that may be payable thereunder. The Board has determined to have the Company's matching contribution under the 401(k) Plan invested in Common Stock so as to further align employees' and shareholders' financial interests. The Company also maintains the Stock Bonus Plan and ESOP, which serve to further align employees' and shareholders' interests.

     Additionally, the Company makes available to its officers a supplemental life insurance plan, supplemental benefits under its medical reimbursement plan, a supplemental retirement plan (which is described below under "- Supplemental Pension Plan"), a supplemental defined contribution plan, a supplemental 401(k) plan, and a disability salary continuation plan.

     Compensation of Chief Executive Officer. The criteria, standards and methodology used by the Committee and Subcommittee in reviewing and establishing the Chief Executive Officer's salary, bonus and other compensation are the same as those used with respect to all other executive officers, as described above. As discussed above under "-
Salary," based on its review of data compiled by the Committee's independent consulting firm and other information, the Committee raised the salary of the Chief Executive Officer by 8.5% during 1996, to $450,000. This increase was intended to reduce a substantial portion of the gap between the Chief Executive Officer's 1995 salary and the midpoint of the salary range for comparable officers at comparable companies determined by the Committee's consultants. Application of the Committee's compensation criteria also resulted in the Chief Executive Officer receiving for 1996 a bonus valued at 36.5% of his base salary paid in the form of $95,303 cash and 2,050 shares of Restricted Stock.

      Ernest Butler, Jr.     James B. Gardner    F. Earl Hogan

Compensation Committee Interlocks and Insider Participation

     As indicated above, the members of the Compensation Committee include Ernest Butler, Jr., who is an Executive Vice President and Director of Stephens Inc., which has provided, and is expected to continue to provide, investment banking services to the Company from time to time. The Compensation Committee has formed an Incentive Awards Subcommittee, composed solely of James B. Gardner and F. Earl Hogan, for purposes of, among other things, granting stock-based incentive awards and other types of performance-based compensation.

Summary of Compensation

     The following table sets forth certain information regarding the compensation of (i) the Company's Chief Executive Officer and (ii) each of the Company's four most highly compensated executive officers other than the Chief Executive Officer.


                          Summary Compensation Table
                                                                 Long-Term
                                                            Compensation Awards
                                                          ------------------------
                                                                         No. of
                                    Annual Compensation   Restricted   Securities
Name and Current                    -------------------      Stock     Underlying      All Other
Principal Position           Year    Salary    Bonus(1)    Awards(1)    Options     Compensation(2)
------------------           ----    ------    --------    ---------    -------     ---------------
Clarke M. Williams           1996   $494,003   $108,187     $ 72,137          0         $83,387
  Chairman of the Board      1995    470,864    107,357       71,584    126,336          81,295
                             1994    448,161    134,449       89,621          0          75,629

Glen F. Post, III            1996    435,176     95,303       63,550          0          56,214
  Vice Chairman of the       1995    383,969     87,545       58,354    126,336          52,081
  Board, President and       1994    336,129    100,839       67,239          0          39,888
  Chief Executive Officer

W. Bruce Hanks               1996    240,564     52,684       35,123          0          33,297
  Senior Vice President -    1995    228,975     72,581       34,796     36,552          34,842
  Corporate Development      1994    217,930     89,264       43,586          0          29,654
  and Strategy

Harvey P. Perry              1996    234,490     51,353       34,224          0          32,372
  Senior Vice President,     1995    223,201     50,890       33,919     36,552          32,410
  Secreatry and General      1994    212,440     63,732       42,501          0          27,879
  Counsel

R. Stewart Ewing, Jr.        1996    234,199     51,290       34,193          0          31,940
  Senior Vice President      1995    222,918     50,825       33,885     36,552          32,021
  and Chief Financial        1994    212,178     63,653       42,439          0          27,542
  Officer


(1) For each year indicated above, the Company has awarded a portion of the officers' annual incentive bonuses in the form of Restricted Stock ("Restricted Shares"). In addition, in 1993 the Company issued in connection with its Stock Retention Program performance units entitling officers to earn shares of Common Stock if the average trading price of such stock increases by 30% over the price on the award date ("Contingent Performance Shares"). The table above reflects, for each year indicated, the value of Restricted Shares awarded, determined as of the award date. The chart below sets forth additional information as of December 31, 1996 regarding the named executive officers' aggregate holdings of such shares and the aggregate value thereof, determined as if all Restricted Stock and Contingent Performance Shares were fully vested and earned. (This chart does not reflect Restricted Shares granted in February 1997 as incentive bonuses for the Company's 1996 performance.)

                                   Contingent                Aggregate
                      Restricted   Performance                Value at
       Name             Shares        Shares      Total   December 31, 1996
    -----------       -----------  -----------   -------  -----------------
    Mr. Williams        13,723         1,440     15,163       $468,158
    Mr. Post            10,006         1,080     11,086        342,280
    Mr. Hanks            6,764           810      7,574        233,847
    Mr. Perry            6,499           810      7,309        225,665
    Mr. Ewing            6,494           810      7,304        225,511


Dividends or dividend equivalent cash payments are paid currently with respect to all shares described above. For additional information regarding the foregoing, see "- Report of Compensation Committee Regarding Executive Compensation."

(2) Comprised of the Company's (i) matching contributions to the 401(k) Plan (as supplemented in 1995 and 1996 by matching contributions under the Company's Supplemental Dollars & Sense Plan), (ii) premium payments under a medical reimbursement plan that are attributable to benefits in excess of those provided generally for other employees,
     (iii) premium payments for life insurance policies providing death benefits to the executive officers' beneficiaries (and no other benefit to such officers), and (iv) contributions pursuant to the Stock Bonus Plan and ESOP valued as of December 31, 1996 (as supplemented by contributions under the Company's Supplemental Defined Contribution Plan), in each case for and on behalf of the named executive officers as follows:

                                         Medical     Life       Stock Bonus
                         401(k) Plan      Plan     Insurance   Plan and ESOP
    Name          Year  Contribtuions   Premiums   Premiums    Contributions
--------------    ----  -------------   --------   --------    -------------
Mr. Williams      1996     $     0       $1,344     $38,887       $43,156
                  1995           0        1,344      37,065        42,886
                  1994           0        1,344      29,245        45,040

Mr. Post          1996      15,895        1,344         958        38,017
                  1995      14,982        1,344         783        34,972
                  1994       4,135        1,344         628        33,781

Mr. Hanks         1996      10,439        1,344         498        21,016
                  1995      10,855        1,344         443        22,200
                  1994       4,424        1,344         384        23,502

Mr. Perry         1996       9,579        1,344         964        20,485
                  1995       9,883        1,344         854        20,329
                  1994       4,429        1,344         756        21,350

Mr. Ewing         1996       9,567        1,344         569        20,460
                  1995       9,870        1,344         504        20,303
                  1994       4,429        1,344         445        21,324

                             ____________________

Option Exercises and Holdings

     The following table sets forth certain information concerning the exercise of options during 1996 and unexercised options held at December 31, 1996.

Aggregated  Option Exercises in Last  Fiscal  Year  and  Fiscal  Year-End
Option Values


                                                  Number of Securities
                                                 Underlying Unexercised      Value of Unexercised
                                                       Options at           in-the-money Options at
                     No. of Shares                  December 31, 1996           December 31, 1996
                      Acquired on    Value     --------------------------  --------------------------
     Name              Exercise    Realized    Exercisable  Unexercisable  Exercisable  Unexercisable
------------------     --------    --------    -----------  -------------  -----------  -------------
Clarke M. Williams      71,000    $1,745,577     454,374            0       $2,623,044         $0

Glen F. Post,  III      35,000       906,618     328,068            0        1,869,553          0

W. Bruce Hanks               0             0     148,746            0          717,746          0

Harvey P. Perry              0             0     159,898            0        1,027,135          0

R. Stewart Ewing, Jr.        0             0     137,139            0          610,903          0


Supplemental Pension Plan

     The Company has a Supplemental Executive Retirement Plan (the "Supplemental Pension Plan") pursuant to which each officer who has completed at least five years of service is entitled to receive a monthly payment upon retirement or, under certain circumstances, attainment of age 55. The following table reflects the annual retirement benefits that a participant with the indicated years of service and compensation level may expect to receive under the Supplemental Pension Plan assuming retirement at age 65. Early retirement may be taken at age 55 by any person with 15 or more years of service, with reduced benefits.

                     Annual Benefit Payable on Retirement

                               Years of Service
                  ------------------------------------------
 Compensation         15         20         25          30
 ------------        ----       ----       ----        ----
  $250,000        $ 56,250   $ 75,000   $ 93,750    $112,500
   300,000          67,500     90,000    112,500     135,000
   350,000          78,750    105,000    131,250     157,500
   400,000          90,000    120,000    150,000     180,000
   450,000         101,250    135,000    168,750     202,500
   500,000         112,500    150,000    187,500     225,000
   550,000         123,750    165,000    206,250     247,500
   600,000         135,000    180,000    225,000     270,000
   650,000         146,250    195,000    243,750     292,500
   700,000         157,500    210,000    262,500     315,000
   750,000         168,750    225,000    281,250     337,500

     The above table reflects the benefits payable under the Supplemental Pension Plan assuming such benefits will be paid in the form of a monthly lifetime annuity and before reductions relating to the receipt of Social Security benefits as described below. The amount of an officer's monthly payment under the Supplemental Pension Plan is equal to his number of years of service (up to a maximum of 30 years) multiplied by the difference between 1.5% of his average monthly compensation during the 36-month period within his last ten years of employment in which he received his highest compensation and 3 1/3% of his estimated monthly Social Security benefit.

     Under the Supplemental Pension Plan, the number of credited years of service at December 31, 1996 was over 30 years for Mr. Williams, 20 years for Mr. Post, 16 years for Mr. Hanks, 13 years for Mr. Ewing and 12 years for Mr. Perry, and the compensation upon which benefits are based is the aggregate amount reported for each respective officer under the columns in the Summary Compensation Table appearing above that are entitled "Salary", "Bonus" and "Restricted Stock Awards".

     Mr. Williams has the option of receiving retirement benefits under either the Supplemental Pension Plan or under a separate supplemental retirement plan (the "Other Plan") in which he held grandfathered rights when the Supplemental Pension Plan was adopted. Under this Other Plan, Mr. Williams would be entitled upon retirement to receive an annual benefit equal to 65% of his highest annual salary during the last five years of employment. This benefit is reduced by (i) his Social Security benefit, determined as of the date of retirement, and (ii) the value of his Stock Bonus Plan and related PAYSOP accounts converted to a monthly annuity. The salary upon which benefits are based is the amount reported under the "Salary" column in the Summary Compensation Table appearing above. Currently, the benefits Mr. Williams would receive upon retirement under the Supplemental Pension Plan significantly exceed the benefits he would receive under the Other Plan. The Company anticipates that this benefit level differential will continue for the foreseeable future.

Employment  Contract  with  Chairman   and  Change-in-Control
Arrangements

     The Company has an employment agreement with Mr. Williams providing for, among other things, a minimum annual salary of $436,800, participation in all of the Company's employee benefit plans and use of the Company's aircraft. The agreement's initial three-year term has lapsed but the agreement remains in effect from year to year, subject to the right of Mr. Williams or the Company to terminate the agreement. If Mr. Williams is terminated without cause or resigns under certain specified circumstances, including following any change in control of the Company (defined substantially similarly to the definition below), he will be entitled to receive, in addition to all amounts to which he is entitled pursuant to the Company's termination policies then in effect, certain severance benefits, including (i) a lump sum cash payment equal to three times the sum of his annual salary plus the value of any cash and stock bonuses awarded to him during the prior year, (ii) any such additional cash payments as may be necessary to compensate him for any federal excise taxes imposed upon contingent change in control payments, (iii) continued participation in the Company's employee benefit plans for three years and (iv) continued use of the Company's aircraft for one year on terms comparable to those previously in effect.

     The Company also has agreements with each of its executive officers (other than Mr. Williams) which entitle any such officer who is terminated without cause or resigns under certain specified circumstances within three years of any Change in Control (as defined below) of the Company to
(i) receive a lump sum cash severance payment equal to three times the sum of such officer's annual salary plus the value of any cash and stock bonuses awarded to the officer during the prior year (which payment is in addition to all amounts which may be payable under the Company's termination policies then in effect), (ii) receive any such additional cash payments as may be necessary to compensate him for any federal excise taxes imposed upon contingent change in control payments, and (iii) continue to receive certain health and life insurance benefits for three years.

     Under the above-referenced severance agreements, a "Change in Control" of the Company would be deemed to occur upon (i) any person (as defined in the Securities Exchange Act of 1934) becoming the beneficial owner of 30% or more of the combined voting power of the Company's voting securities,
(ii) a majority of the Company's directors being replaced during a two-year period, (iii) consummation of certain mergers, substantial asset sales or similar business combinations, or (iv) the occurrence of any event relating to the Company that would be required to be reported to the Securities and Exchange Commission under Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934.

     All employees with at least one year of service are entitled to receive a cash termination allowance under the Company's broad-based termination allowance plan if their service is terminated due to a workforce reduction, layoff or elimination of job categories. The payment is based on the number of years of service, but can in no event exceed 52 weeks of pay. Upon a change in control of the Company (defined substantially similarly to the definition above), employees have a vested right to receive the termination allowance then in effect if they are terminated without cause or suffer a 15% reduction in compensation within two years of the change in control.

     In the event of a change in control of the Company (defined substantially similarly to the definition above), the Company's benefit plans provide, among other things, that all restrictions on outstanding Restricted Stock will lapse, all outstanding stock options will become fully exercisable, all Contingent Performance Units will be fully earned, short-term incentive awards will be payable in full for the year in which the event occurs if merited based on the Company's annualized performance, phantom stock units credited under the Company's supplemental defined contribution plan will be converted into cash and held in trust, and post-retirement health and life insurance benefits will vest with respect to certain current and former employees. In addition, participants in the Supplemental Pension Plan who are terminated without cause or resign under certain specified circumstances within three years of the change in control will receive a cash payment equal to the present value of their plan benefits (after providing age and service credits of up to three years), determined in accordance with actuarial assumptions specified in the plan.

Performance Graph

     The graph below compares the cumulative total shareholder return on the Common Stock for the last five years with the cumulative total return on the S&P 500 Index and the Value Line Telecommunications/Other Majors Index, in each case assuming (i) the investment of $100 on January 1, 1992 at closing prices on December 31, 1991 and (ii) reinvestment of dividends. The Value Line Telecommunications/Other Majors Index is prepared by Value Line, Inc., consists of 10 telecommunications companies, including the Company, and is available by contacting Value Line, Inc. directly.


                    [GRAPH OMITTED]




                                                   December 31,
                                       1991  1992  1993  1994  1995  1996
                                       ----  ----  ----  ----  ----  ----
Century Telephone Enterprises, Inc.    $100  $143  $130  $151  $164  $161

S&P 500 Index                          $100  $108  $119  $121  $166  $204

Value Line Telecommunications/
Other Major Index                      $100  $110  $122  $114  $157  $169


Certain Transactions

     The Company paid approximately $529,000 to Boles, Boles & Ryan, a professional law corporation, for legal services rendered to the Company in 1996. William R. Boles, Jr., a director of the Company since 1992, is President and a director and practicing attorney with such firm, which has provided legal services to the Company since 1968.

     During 1996, the Company paid approximately $969,000 to a real estate firm owned by the brother of Harvey P. Perry, the Company's Senior Vice President, Secretary and General Counsel. In exchange for such payments (a substantial portion of which were used to compensate subcontractors and vendors and to recoup other out-of-pocket costs), such firm provided a variety of services with respect to several of the Company's office sites and over 89 of its cellular tower sites in several states, including locating and analyzing properties suitable for acquisition as cellular tower sites, negotiating purchase terms with the land owners, and subleasing cellular tower space.

     During   1996,   the  Company  purchased   approximately
$346,000 of electrical contracting services from a firm owned by the wife and son of Johnny Hebert, a director of the Company.

     During 1996, the Company purchased approximately $79,000 of maintenance services and other related aviation support services from Legacy Aviation, Inc. (formerly named Fleeman Aviation, Inc.), which has provided services to the Company since 1987. In 1995, Clarke M. Williams, the Company's Chairman of the Board, purchased 100% of Legacy Aviation, Inc. from unaffiliated parties.

     During 1996, the Company paid in the ordinary course of business approximately $101,000 for automobiles, computers and certain services from companies owned and operated by Calvin Czeschin and his family. Mr. Czeschin is a director of the Company.

     For  further  information  see  "Compensation  Committee
Interlocks and Insider Participation."

 Section 16(a) Beneficial Ownership Reporting Compliance

        The Securities Exchange Act of 1934 requires the Company's executive officers and directors, among others, to file certain beneficial ownership reports with the SEC. During 1996, William R. Boles, Jr., a director of the Company, inadvertently filed one report late.


             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        KPMG Peat Marwick LLP, independent certified public accountants for the Company for 1996, has been selected by the Board to serve again in that capacity for 1997. A representative of such firm is expected to attend the Meeting, will have an opportunity to make a statement if he or she wishes to do so, and will be available to respond to appropriate questions.


                          OTHER MATTERS

Quorum and Voting of Proxies

        The presence, in person or by proxy, of a majority of the total voting power of the Voting Shares is necessary to constitute a quorum to organize the Meeting. Shareholders voting or abstaining from voting on any issue will be counted as present for purposes of constituting a quorum to organize the Meeting. If a quorum is present, directors will be elected by plurality vote and, as such, withholding authority to vote in the election of directors will not affect whether the proposed nominees named herein are elected. As indicated above, the affirmative vote of the holders of a majority of the voting power present or represented at the Meeting will be required to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program and the amendment to the Company's 1995 Incentive Compensation Plan. For purposes of determining the amount of voting power present with respect to the votes to be taken with respect to each proposal, shares as to which the proxy holders have been instructed to abstain from voting will not be treated as present and will therefore not affect the outcome of the vote.

        Under the rules of the New York Stock Exchange, brokers who hold shares in street name for customers may vote in their discretion on matters when they have not received voting instructions from beneficial owners unless the matter is a non-routine, "non-discretionary" item. According to the New York Stock Exchange, brokers who do not receive such instructions will be entitled to vote in their discretion with respect to the Company's election of directors and the other proposals described herein. If brokers who do not receive voting instructions do not exercise such discretionary voting power (a "broker non-vote") with respect to any matter to be considered at the Meeting, shares that are not voted will be treated as present for purposes of constituting a quorum to organize the Meeting but not present with respect to considering such matter. Because all matters to be considered at the Meeting must be approved by plurality vote or the affirmative vote of a specified percentage of the voting power present with respect to such matter, broker non-votes with respect to these proposals will not affect the outcome of the voting.

        Voting Shares represented by all properly executed proxies received in time for the Meeting will be voted at the Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Unless revoked, the proxy will be voted as specified and, if no specifications are made, will be voted in favor of the proposed nominees and the proposals described herein.

        Management is unaware of any matter for action by shareholders at the Meeting other than the election of directors and the other proposals described herein. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the Meeting. It is the intention of the persons named therein to vote in accordance with their best judgment on any such matter.

Shareholder Nominations and Proposals

        In order to be eligible for inclusion in the Company's 1998 proxy materials pursuant to the federal proxy rules, any shareowner proposal to take action at such meeting must be received at the Company's principal executive offices by November 19, 1997. In addition, the Company's by-laws provide that shareholders intending to nominate a director or bring any other matter before a shareholders' meeting must furnish timely written notice. In general, notice must be received by the Secretary of the Company between October 10, 1997 and February 27, 1998 and must contain specified information concerning, among other things, the matters to be brought before such meeting and concerning the shareowner proposing such matters. If the date of the 1998 annual meeting is more than 30 days earlier or later than May 8, 1998, notice must be received by the Secretary of the Company within 15 days of the earlier of the date on which notice of such meeting is first mailed to shareholders or public disclosure of the meeting date is made. The Company will be permitted to disregard any nomination or other matter that fails to comply with these by-law procedures.

                              By Order of the Board of Directors

                              /s/ Harvey P. Perry

                              Harvey P. Perry
                              Secretary

Dated:  March 13, 1997

                                                      EXHIBIT A

               CENTURY TELEPHONE ENTERPRISES, INC.
                 CHAIRMAN/CHIEF EXECUTIVE OFFICER
                   SHORT-TERM INCENTIVE PROGRAM


1. Purpose. The purpose of the Century Enterprises, Inc. Chairman/Chief Executive Officer Short-Term Incentive Program (the "Program") is to advance the interests of Century Telephone Enterprises, Inc. (the "Company") by providing an annual incentive bonus to be paid to the Chairman and the Chief Executive Officer of the Company based on the achievement of pre-established quantitative Company performance goals.

2. Shareholder Approval. The payment of any bonus hereunder is subject to the approval of the Program including the material terms of performance goals used in the Program by the shareholders of the Company at the 1997 Annual Meeting.

3. Administration. The Incentive Awards Subcommittee of the Compensation Committee of the Board of Directors of the Company (the "Committee") shall have authority to administer the Program in all respects and, in particular, shall have authority to:

     (a) Establish performance goals and objectives for a particular year;

     (b)  Establish regulations for the administration of the
          Program   and   make   all   determinations  deemed
          necessary for the administration  of  the  Program;
          and

     (c) Certify as to whether performance goals have been met.

4. Incentive Bonus. Each of the Chairman and the CEO shall be eligible to be paid an annual bonus in an amount not to exceed $800,000. The exact amount of the bonus for each year shall be calculated according to the formula established by the Committee before March 31 of that year and shall be based upon the achievement of annual performance goals. The Committee has the discretion to decrease, but not increase, the amount of the bonus from the amount that is payable under the terms of the pre-established formula for the applicable year. The performance goals each year shall be based upon one or more of the following performance goals: return on equity, revenue growth, earnings per share, an economic value added measure, shareholder return, earnings, return on assets or cash flow. Performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The Committee may change the performance goals each year to any of those listed in the foregoing sentence and may also change the targets applicable to the performance goals from year to year.

5. Payment of Incentive Bonus. As soon as practicable after the Company's financial statements are available for the year for which the incentive bonus will be paid, the Committee shall apply the formula for that year and determine the amount of the incentive bonus. The Committee shall certify in writing prior to the payment of any incentive bonus under the Program that the performance goals applicable to the bonus payment were met. Approved minutes of a Committee meeting will satisfy this requirement. The incentive bonus may be paid all or a portion in restricted stock of the Company in the discretion of the Committee. Shares of restricted stock issued in payment hereunder may be paid under the Company's 1983 Restricted Stock Plan or 1995 Incentive Compensation Plan.

6. Key Employee Incentive Compensation Plan. The Program shall work in conjunction with the Company's Amended and Restated Key Employee Incentive Compensation Plan (the "Key Employee Plan"), which is the bonus plan for other Company officers. The rights and obligations of the Company, CEO and Chairman hereunder as to forfeiture of benefits by the Chairman and the CEO under certain conditions and as to the effect of termination of employment of the Chairman or the CEO or a change of control of the Company shall be as provided in the Key Employee Plan. Notwithstanding the foregoing, the Incentive Awards Subcommittee, and not the full Board or Compensation Committee, has sole and exclusive authority to take all action with respect to the Program, except that the incentive bonus shall be ratified by the Board.

7.   Assignments and Transfers.  The Chairman  or the CEO may
     not   assign,  encumber  or  transfer  his  rights   and
     interests under the Program.

8. Amendment and Termination. The Committee may amend, suspend or terminate the Program at any time. Any amendment or termination of the Program shall not, however, affect the right of the Chairman or CEO to receive an incentive bonus earned for the year during which the Program was amended or terminated or any earned but unpaid incentive bonus.

9. Withholding of Taxes. The Company shall deduct from the amount of any incentive bonus paid hereunder any federal or state taxes required to be withheld.

10. Term of Program. The Program shall consist of five individual calendar year Programs, commencing effective January 1, 1997 and each consecutive January 1 thereafter during the continuation of the Program. The Program shall continue through 2001 unless terminated earlier by the Committee.

                                                      EXHIBIT B

              AMENDMENT TO THE AMENDED AND RESTATED
               CENTURY TELEPHONE ENTERPRISES, INC.
                 1995 INCENTIVE COMPENSATION PLAN


                                I.

     Section 7.8 shall be added to read in its entirety as follows:

          7.8  Performance-Based  Restricted  Stock.  To
     the extent that restricted stock granted under  the
     Plan is intended to vest based upon the achievement
     of   performance  goals  rather  than  solely  upon
     continued  employment  over  a  period of time, the
     performance goals pursuant to which  the restricted
     stock  shall vest shall be any or a combination  of
     the following  performance  measures:  earnings per
     share,  return on assets, an economic  value  added
     measure,  shareholder  return,  earnings, return on
     equity or cash flow of the Company,  a  division of
     the  Company  or a subsidiary.  For any performance
     period,   such  performance   objectives   may   be
     measured on  an  absolute  basis  or  relative to a
     group of peer companies selected by  the Committee,
     relative  to internal goals or relative  to  levels
     attained in  prior  years.   The  Committee may not
     waive any of the pre-established performance goal objectives, except that such objectives may be waived in the event of a change of control of the Company, as otherwise provided in the Plan, or as may be provided by the Committee in the event of death, disability or retirement.

                               II.

     Section 9.4 shall be added to read in its entirety as follows:

          9.4     Performance  Shares.  The  performance
     goals pursuant  to which performance shares granted
     under  the  Plan shall  vest  shall  be  any  or  a
     combination of  the following performance measures:
     earnings per share,  return  on assets, an economic
     value added measure, shareholder  return, earnings,
     return  on  equity or cash flow of the  Company,  a
     division of the  Company  or a subsidiary.  For any
     performance period, such performance objectives may
     be  measured on an absolute  basis or relative to a
     group of peer companies selected by  the Committee,
     relative to internal goals or  relative  to  levels
     attained  in  prior  years.   The Committee may not
     waive any of the pre-established performance goal objectives except that such objectives may be waived in the event of a change of control of the Company, as otherwise provided in the Plan, or as may be provided by the Committee in the event of death, disability or retirement.

                                                                APPENDIX  A

                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        CENTURY TELEPHONE ENTERPRISES, INC.

             The undersigned hereby constitutes and appoints Clarke M. Williams or Glen F. Post, III, or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to cast the number of votes attributable to all of the shares of common stock and voting preferred stock (collectively, the "Voting Shares") of Century Telephone Enterprises, Inc. (the "Company") that the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on May 8, 1997, and at any and all adjournments thereof (the "Meeting").

1.  To elect four Class III Directors.

FOR [ ] all nominees listed below      WITHHOLD AUTHORITY [ ] to vote for all
        except as marked to the                               nominees listed
        contrary below)                                       below

    INSTRUCTIONS:   To  withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

       Calvin Czeschin   F. Earl Hogan    Harvey P. Perry    Jim D. Reppond

2. Proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program described in the Proxy Statement for the Meeting.

                   [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares described in the Proxy Statement for the Meeting.

                   [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

4. In their discretion to vote upon such other business as may properly come before the Meeting.

                         (Please See Reverse Side)


The Board of Directors recommends that you vote FOR the nominees and the proposals listed above. This Proxy will be voted as specified. If no specific directions are given, all of the votes attributable to your Voting Shares will be voted for the nominees and the proposals.



____________________   ________________________________________________
        DATE                         NAME (PLEASE PRINT)

_________________________________________________
                  SIGNATURE


_________________________________________________
   ADDITIONAL SIGNATURE (IF JOINTLY HELD)

                                       Please sign exactly as name appears on
                                       the certificate or certificates
                                       representing shares to be voted by this
                                       proxy.  When signing as executor,
                                       administrator, attorney, trustee or
                                       guardian, please give full title as
                                       such.  If a corporation, please sign in
                                       full corporate name by president or
                                       other authorized officer.  If a
                                       partnership, please sign in partnership
                                       name by authorized persons.

                                                                APPENDIX B

                                  PROXY
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  CENTURY TELEPHONE ENTERPRISES, INC.

           The undersigned hereby constitutes and appoints Clarke M. Williams or Glen F. Post, III, or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote the number of votes attributable to all of the shares of common stock and voting preferred stock (collectively, the "Voting Shares") of Century Telephone Enterprises, Inc. (the "Company") that the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on May 8, 1997 (the "Meeting"), and at any and all adjournments thereof.

1.  To elect four Class III Directors.

FOR  [ ] all nominees listed below     WITHHOLD AUTHORITY  [ ] to vote for all
         except as marked to the                               nominees listed
         contrary below)                                       below

    INSTRUCTIONS:   To  withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

       Calvin Czeschin   F. Earl Hogan    Harvey P. Perry    Jim D. Reppond

2. Proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program described in the Proxy Statement for the Meeting.

                   [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares described in the Proxy Statement for the Meeting.

                   [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

4. In their discretion to vote upon such other business as may properly come before the Meeting.

                         (Please See Reverse Side)


The Board of Directors recommends that you vote FOR the nominees and the proposals listed above. This Proxy will be voted as specified. If no specific directions are given, all of the votes attributable to your Voting Shares will be voted for the nominees and the proposals.


                             LONG-TERM SHARES       SHORT-TERM SHARES    TOTAL VOTES
                           (10 votes per share)    (1 vote per share)
  DIVIDEND REINVESTMENT
       VOTING SHARES

  ALL OTHER VOTING SHARES
                            GRAND TOTAL OF YOUR VOTES    -   -   -   -




__________________________   ______________________________________________
          DATE                            NAME (PLEASE PRINT)


________________________________________________________
                        SIGNATURE


________________________________________________________
         ADDITIONAL SIGNATURE (IF JOINTLY HELD)

                                       Please sign exactly as name appears on
                                       the certificate or certificates
                                       representing shares to be voted by this
                                       proxy.  When signing as executor,
                                       administrator, attorney, trustee or
                                       guardian, please give full title as
                                       such.  If a corporation, please sign in
                                       full corporate name by president or
                                       other authorized officer.  If a
                                       partnership, please sign in partnership
                                       name by authorized persons.

                                                                APPENDIX  C


              VOTING INSTRUCTIONS OF NAMED FIDUCIARY - ESOP SHARES

     The undersigned, acting as a "Named Fiduciary" of the Century Telephone Enterprises, Inc. Employee Stock Ownership Plan and Trust, as amended (the "ESOP"), hereby instructs Regions Bank of Louisiana (the "Trustee"), as trustee of the ESOP, to attend the annual meeting of shareholders of Century Telephone Enterprises, Inc. (the "Company") to be held on May 8, 1997, and any and all adjournments thereof (the "Meeting"), and to cast thereat in the manner designated below (i) the number of votes allocable to the undersigned that are attributable to all shares of the Company's common stock held by the Trustee and credited to the ESOP account of the undersigned as of December 31, 1996, in accordance with the provisions of the ESOP (the "Undersigned's Allocable Votes") and (ii) the number of votes allocable to the undersigned (determined pursuant to a formula specified in the ESOP) that are attributable to all shares of the Company's common stock held by the Trustee as of December 31, 1996 that are unallocated or as to which properly executed voting instructions are not timely received prior to the commencement of the Meeting (referred to individually as the "Undersigned's Proportionate Votes" and collectively with the Undersigned's Allocable Votes as the "Undersigned's Votes").


1.  To elect four Class III Directors.
    Undersigned's Allocable Votes:      FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                            nominees listed
                                                 to the contrary below)                            below

    Undersigned's Proportionate Votes:  FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                           nominees listed
                                                to the contrary below)                            below


     INSTRUCTIONS:  To withhold  authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

     Undersigned's Allocable Votes:   Calvin Czeschin / F. Earl Hogan /
                                      Harvey P. Perry / Jim D. Reppond

     Undersigned's Proportionate Votes:   Calvin Czeschin / F. Earl Hogan /
                                          Harvey P. Perry / Jim D. Reppond

2. Proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

                             (Please See Reverse Side)


4. In its discretion to vote upon such other business as may properly come before the Meeting.

     The Board of Directors of the Company recommends that you vote FOR the nominees and the proposals listed above. Upon timely receipt of these instructions, properly executed, the Undersigned's Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to the Undersigned's Allocable Votes or the Undersigned's Proportionate Votes, these votes will be cast for the nominees and the proposals.



Date: _______________, 1997          ________________________________________
                                              Signature of Participant


                                                             Number of
                                                             Allocated Shares
                                                             as of December
                                                             31, 1996:


   Please mark, sign, date and return these instructions promptly using the enclosed envelope.

                                                                APPENDIX  D


        VOTING INSTRUCTIONS OF NAMED FIDUCIARY - STOCK BONUS PLAN SHARES

     The undersigned, acting as a "Named Fiduciary" of the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust, as amended (the "Stock Bonus Plan"), hereby instructs Regions Bank of Louisiana (the "Trustee"), as trustee of the Stock Bonus Plan, to attend the annual meeting of shareholders of Century Telephone Enterprises, Inc. (the "Company") to be held on May 8, 1997, and any and all adjournments thereof (the "Meeting"), and to cast thereat in the manner designated below (i) the number of votes allocable to the undersigned that are attributable to all shares of the Company's common stock (except for PAYSOP shares) held by the Trustee and credited to the Stock Bonus Plan account of the undersigned as of December 31, 1996, in accordance with the provisions of the Stock Bonus Plan (the "Undersigned's Allocable Votes") and (ii) the number of votes allocable to the undersigned (determined pursuant to a formula specified in the Stock Bonus Plan) that are attributable to all shares of the Company's common stock (except for PAYSOP shares) held by the Trustee as of December 31, 1996 that are unallocated or as to which properly executed voting instructions are not timely received prior to the commencement of the Meeting (referred to individually as the "Undersigned's Proportionate Votes" and collectively with the Undersigned's Allocable Votes as the "Undersigned's Votes").



1.  To elect four Class III Directors.
    Undersigned's Allocable Votes:      FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                            nominees listed
                                                 to the contrary below)                            below

    Undersigned's Proportionate Votes:  FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                           nominees listed
                                                to the contrary below)                            below


     INSTRUCTIONS:  To withhold  authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

     Undersigned's Allocable Votes:   Calvin Czeschin / F. Earl Hogan /
                                      Harvey P. Perry / Jim D. Reppond

     Undersigned's Proportionate Votes:   Calvin Czeschin / F. Earl Hogan /
                                          Harvey P. Perry / Jim D. Reppond

2. Proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

                             (Please See Reverse Side)


4. In its discretion to vote upon such other business as may properly come before the Meeting.

     The Board of Directors of the Company recommends that you vote FOR the nominees and the proposals listed above. Upon timely receipt of these instructions, properly executed, the Undersigned's Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to the Undersigned's Allocable Votes or the Undersigned's Proportionate Votes, these votes will be cast for the nominees and the proposals.





Date: ________________, 1997         _______________________________________
                                             Signature of Participant

                                                           Number of
                                                           Allocated Shares
                                                           as of December
                                                           31, 1996:



    Please mark, sign, date and return these instructions promptly using the enclosed envelope.

                                                                APPENDIX  E

                    VOTING INSTRUCTIONS - PAYSOP SHARES

             The undersigned hereby instructs Regions Bank of Louisiana (the "Trustee"), as trustee of the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust, as amended (the "Stock Bonus Plan"), to attend the annual meeting of shareholders of Century Telephone Enterprises, Inc. (the "Company") to be held on May 8, 1997, and any and all adjournments thereof
(the "Meeting"), and to cast thereat in the manner designated below the number of votes allocable to the undersigned that are attributable to all shares of the Company's common stock held by the Trustee and credited to the PAYSOP account of the undersigned as of December 31, 1996, in accordance with the provisions of the Stock Bonus Plan (the "Undersigned's Votes").


1.  To elect four Class III Directors.

FOR [ ] all nominees listed below      WITHHOLD AUTHORITY [ ] to vote for all
        except as marked to the                               nominees listed
        contrary below)                                       below

    INSTRUCTIONS:   To  withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

       Calvin Czeschin   F. Earl Hogan    Harvey P. Perry    Jim D. Reppond

2. Proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program described in the Proxy Statement for the Meeting.

                   [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares described in the Proxy Statement for the Meeting.

                   [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

4. In their discretion to vote upon such other business as may properly come before the Meeting.

                         (Please See Reverse Side)


The Board of Directors recommends that you vote FOR the nominees and the proposals listed above. This Proxy will be voted as specified. If no specific directions are given, all of the votes attributable to your Voting Shares will be voted for the nominees and the proposals.



Date: ____________, 1997             ______________________________________
                                             Signature of Participant

                                                           Number of
                                                           Allocated Shares
                                                           as of December
                                                           31, 1996:



    Please mark, sign, date and return these instructions promptly using the enclosed envelope.

                                                                APPENDIX  F

  VOTING INSTRUCTIONS OF NAMED FIDUCIARY - RETIREMENT SAVINGS PLAN SHARES

             The undersigned, acting as a "Named Fiduciary" of the Century Telephone Enterprises, Inc. Retirement Savings Plan for Bargaining Unit Employees and Trust, as amended (the "Retirement Savings Plan"), hereby instructs Barclays Global Investors, N.A. (the "Trustee"), as trustee of the Retirement Savings Plan, to attend the annual meeting of shareholders of Century Telephone Enterprises, Inc. (the "Company") to be held on May 8, 1997, and any and all adjournments thereof (the "Meeting"), and to cast thereat in the manner designated below (i) the number of votes allocable to the undersigned that are attributable to all shares of the Company's common stock held by the Trustee and credited to the Retirement Savings Plan account of the undersigned as of March 10, 1997, in accordance with the provisions of the Retirement Savings Plan (the "Undersigned's Allocable Votes") and (ii) the number of votes allocable to the undersigned (determined pursuant to a formula specified in the Retirement Savings Plan) that are attributable to all shares of the Company's common stock held by the Trustee as of March 10, 1997, that are unallocated or as to which properly
executed  voting  instructions  are  not  timely   received  prior  to  the
commencement of the Meeting (referred to individually as the "Undersigned's Proportionate Votes" and collectively with the Undersigned's Allocable Votes as the "Undersigned's Votes").



1.  To elect four Class III Directors.
    Undersigned's Allocable Votes:      FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                            nominees listed
                                                 to the contrary below)                            below

    Undersigned's Proportionate Votes:  FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                           nominees listed
                                                to the contrary below)                            below


     INSTRUCTIONS:  To withhold  authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

     Undersigned's Allocable Votes:   Calvin Czeschin / F. Earl Hogan /
                                      Harvey P. Perry / Jim D. Reppond

     Undersigned's Proportionate Votes:   Calvin Czeschin / F. Earl Hogan /
                                          Harvey P. Perry / Jim D. Reppond

2. Proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

                             (Please See Reverse Side)


4. In its discretion to vote upon such other business as may properly come before the Meeting.

     The Board of Directors of the Company recommends that you vote FOR the nominees and the proposals listed above. Upon timely receipt of these instructions, properly executed, the Undersigned's Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to the Undersigned's Allocable Votes or the Undersigned's Proportionate Votes, these votes will be cast for the nominees and the proposals.



Date: ____________, 1997             _______________________________________
                                            Signature of Participant


    Name of Participant:                                   Number of
                                                           Allocated Shares
    ...................................                    as of March 10,
    Mailing Address:                                       1997:




    Please mark, sign, date and return these instructions promptly using the enclosed envelope.

                                                                APPENDIX  G

    VOTING INSTRUCTIONS OF NAMED FIDUCIARY - DOLLARS & SENSE PLAN SHARES

             The undersigned, acting as a "Named Fiduciary" of the Century Telephone Enterprises, Inc. Dollars & Sense Plan and Trust, as amended (the "Dollars & Sense Plan"), hereby instructs Barclays Global Investors, N.A. (the "Trustee"), as trustee of the Dollars & Sense Plan, to attend the annual meeting of shareholders of Century Telephone Enterprises, Inc. (the "Company") to be held on May 8, 1997, and any and all adjournments thereof (the "Meeting"), and to cast thereat in the manner designated below (i) the number of votes allocable to the undersigned that are attributable to all shares of the Company's common stock held by the Trustee and credited to the Dollars & Sense Plan account of the undersigned as of March 10, 1997, in accordance with the provisions of the Dollars & Sense Plan (the "Undersigned's Allocable Votes") and (ii) the number of votes allocable to the undersigned (determined pursuant to a formula specified in the Dollars & Sense Plan) that are attributable to all shares of the Company's common stock held by the Trustee as of March 10, 1997 that are unallocated or as to which properly executed voting instructions are not timely received prior to the commencement of the Meeting (referred to individually as the "Undersigned's Proportionate Votes" and collectively with the Undersigned's Allocable Votes as the "Undersigned's Votes").



1.  To elect four Class III Directors.
    Undersigned's Allocable Votes:      FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                            nominees listed
                                                 to the contrary below)                            below

    Undersigned's Proportionate Votes:  FOR  [ ] all nominees listed       WITHHOLD AUTHORITY [ ] to vote for all
                                                 below except as marked                           nominees listed
                                                to the contrary below)                            below


     INSTRUCTIONS:  To withhold  authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

     Undersigned's Allocable Votes:   Calvin Czeschin / F. Earl Hogan /
                                      Harvey P. Perry / Jim D. Reppond

     Undersigned's Proportionate Votes:   Calvin Czeschin / F. Earl Hogan /
                                          Harvey P. Perry / Jim D. Reppond

2. Proposal to approve the Company's Chairman/Chief Executive Officer Short-Term Incentive Program described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1995 Incentive Compensation Plan to add performance goals applicable to certain grants of restricted stock and performance shares described in the Proxy Statement for the Meeting.

    Undersigned's Allocable Votes:     [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN
    Undersigned's Proportionate Votes: [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

                             (Please See Reverse Side)


4. In its discretion to vote upon such other business as may properly come before the Meeting.

     The Board of Directors of the Company recommends that you vote FOR the nominees and the proposals listed above. Upon timely receipt of these instructions, properly executed, the Undersigned's Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to the Undersigned's Allocable Votes or the Undersigned's Proportionate Votes, these votes will be cast for the nominees and the proposals.


Date: ______________, 1997           _______________________________________
                                             Signature of Participant



    Name of Participant:                                   Number of
                                                           Allocated Shares
    ...................................                    as of March 10,
    Mailing Address:                                       1997:





    Please mark, sign, date and return these instructions promptly using the enclosed envelope.